Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Taxes
Note 6. Income Taxes
The Company is subject to United States federal and state taxes as well as other foreign income taxes.
In accordance with authoritative accounting guidance, the Company accounts for income taxes using the asset and liability method under which deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective income tax bases.
The Company recognized income tax expense (benefit) of $55,000 and ($12,000) for the three months ended September 30, 2024 and 2023, respectively, and representing an effective tax rate of 0.22% and (0.10%), respectively. The Company recognized income tax expense (benefit) of $348,000 and ($85,000) for the nine months ended September 30, 2024 and 2023, respectively, representing an effective tax rate of 0.64% and (0.14%), respectively.
There has been no significant movement in the statutory and effective tax rate for the three and nine months ended September 30, 2024 and 2023. The effective income tax rate is primarily driven by remeasurement of warrant liabilities and valuation allowance. The Company continues to incur U.S. operating losses.
The Company regularly assesses the realizability of its deferred tax assets and establishes a valuation allowance if it is more-likely-than-not
that some, or all, of its deferred tax assets will not be realized in the future.
The Company evaluates and weighs all available evidence, both positive and negative, including its historic operating results, future reversals of existing deferred tax liabilities, as well as projected future taxable income. The Company will continue to regularly assess the realizability of its deferred tax assets. Changes in earnings performance and future earnings projections, among other factors, may cause the Company to adjust the valuation allowance on deferred tax assets, which could materially impact the income tax (benefit) expense in the period the Company determines that these factors have changed. As of September 30, 2024, the Company continues to maintain a full valuation allowance on its deferred tax assets except in certain foreign jurisdictions.
The Company’s primary tax jurisdictions are the U.S., California, United Kingdom, and India. The Company also files income tax returns in other various U.S. states and international jurisdictions. All tax years since inception remain open to examination by the U.S. federal authorities as a result of the net operating losses and credit carryforwards since inception. The Company is not currently under income tax examinations in any foreign or state jurisdiction. Because application of tax laws and regulations for many types of transactions is susceptible to varying interpretations, amounts reported in the condensed consolidated financial statements could be changed at a later date upon final determination by taxing authorities. Management believes that the Company has no uncertain income tax positions that could materially affect its condensed consolidated financial statements.

Note 6. Income Taxes
The following represents the domestic and foreign components of loss from operations before income taxes for the years ended December 31, 2023 and 2022 (in thousands):

	2023	2022
United States	$(89,525)	$(107,267)
Foreign	1,338	3,171

Total loss before income taxes	$(88,187)	$(104,096)

The Company’s components of the (benefit from) provision for income taxes consists of the following for the years ended December 31, 2023 and 2022 (in thousands):

	2023	2022
Current:
US Federal	$—	$—
US States	1	1
Foreign	(492)	581

Total current	(491)	582
Deferred:
US Federal	$—	$—
US States	—	—
Foreign	(107)	(48)

Total deferred	(107)	(48)

Total (benefit from) provision for income taxes	$(598)	$534

Income tax expense differs from the amount of income tax determined by applying the U.S. federal statutory income tax rate of 21% to pretax loss as a result of the following differences for the years ended December 31, 2023 and 2022:

	2023		2022
	Amount	Percent	Amount	Percent
Pretax loss	$(88,187)		$(104,096)
Federal tax at statutory rate	(18,522)	21.00%	(21,542)	20.69%
State taxes, net of federal benefit	1	0.00%	1	0.00%
Pay-to-Play equity financing charge (permanent difference)	7,525	-8.53%	11,729	-11.27%
Other permanent differences	3,620	-4.11%	184	-0.18%
Return to accrual adjustment	(433)	0.49%	—	0.00%
Foreign tax rate differential	111	-0.13%	77	-0.07%
Tax credits	(539)	0.61%	(947)	0.91%
Uncertain tax positions	270	-0.31%	473	-0.45%
Valuation allowance	7,936	-9.00%	10,781	-10.36%
Other, net	(567)	0.64%	(222)	0.21%

	$(598)	0.68%	$534	-0.51%

The components of the Company’s deferred tax assets and liabilities are as follows as of December 31, 2023 and 2022 (in thousands):

	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$45,600	$38,929
Tax credit	4,989	4,388
Other reserves and accrued expenses	1,105	1,440
Lease liability	110	194
Depreciation	66	60
Share-based compensation	736	636
Capitalized R&E Sec 174	9,533	6,688
Other	(62)	2

	2023	2022
Gross deferred tax assets	62,077	52,337
Valuation allowance	(60,937)	(51,225)

Net deferred tax assets	1,140	1,112
Deferred tax liabilities:
Right of use assets	(107)	(186)

Total deferred tax liabilities	(107)	(186)

Total net deferred tax assets	$1,033	$926

In determining the need for a valuation allowance, the Company weighs both positive and negative evidence in the various jurisdictions in which it operates to determine whether it is more likely than not that deferred tax assets are recoverable. In assessing the ultimate realizability of its net deferred tax assets, the Company evaluates all available objective evidence, including the cumulative losses and expected future losses and as such, management does not believe it is more likely than not that the net deferred tax assets will be realized. Accordingly, a full valuation allowance has been established in the U.S. and the Philippines. As of December 31, 2023 and 2022, the valuation allowance was $60.9 million and $51.2 million, respectively. The increase of $9.7 million in the Company’s valuation allowance as of December 31, 2023 compared to the prior year was primarily due to an increase in deferred tax assets arising from capitalized research and experimental expenditures and net operating losses.
At December 31, 2023, the Company had U.S. federal net operating loss (“NOL”) carryforwards of $186.8 million and U.S. state NOL carryforwards of $90.9 million. The U.S. federal NOL carryforwards will begin to expire in the year 2030 and the state NOL carryforwards will also begin to expire in the year 2030. As of December 31, 2023, the Company had federal tax credit carryforwards of $4.8 million available to offset future U.S. federal income taxes payable, which will begin to expire in the year 2035. As of December 31, 2023, the Company had state tax credit carryforwards of $3.7 million available to offset future state income taxes payable and foreign tax credits of $1.1 million available to offset future India income taxes payable.
The Company’s ability to utilize the net operating loss and tax credit carryforwards in the future may be subject to substantial restriction in the event of past or future ownership changes as defined in Section 382 of the Internal Revenue Code and similar state tax laws. In the event the Company should experience an ownership change, as defined, utilization of its net operating loss carryforwards and tax credits could be limited. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact its effective tax rate. Any carryforwards that will expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding reduction of the valuation allowance.
It is the Company’s policy to include penalties and interest expense related to income taxes as a component of income tax expense. Management determined that no accrual for interest and penalties was required as of December 31, 2023 and 2022.
The Company’s primary tax jurisdictions are the United States, United Kingdom and India. All tax years since inception remain open to examination by the U.S. federal authorities as a result of the net operating losses and credit carryforwards since inception. The Company is not currently under income tax examinations in any foreign or state jurisdiction.
It is the Company’s policy to indefinitely reinvest undistributed earnings of their foreign subsidiaries and hence, no deferred tax liability for withholding taxes on undistributed earnings is required.

Uncertain Tax Positions
The Company applied FASB ASC 740 10 50, Accounting for Uncertainty in Income Tax, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.
The Company had unrecognized tax benefits of approximately $4.3 million and $3.8 million as of December 31, 2023 and 2022, respectively. ASC
740-10
prescribes a comprehensive model for the recognition, measurement, presentation and disclosure in financial statements of any uncertain tax positions that have been taken or expected to be taken on a tax return. The amount of unrecognized tax benefits is not expected to significantly change over the next twelve months. No amounts, outside of valuation allowance, would impact the effective tax rate on continuing operations.
The beginning and ending unrecognized tax benefits amounts is as follows as of December 31, 2023 and 2022 (in thousands):

	2023	2022
Unrecognized tax benefits, beginning of period	$3,811	$2,985
Additions based on tax positions taken related to prior years	—	—
Additions based on tax positions taken related to current period	472	826
Reductions for tax positions related to prior year	—	—
Reductions for tax positions related to current year	—	—

Unrecognized tax benefits, end of period	$4,283	$3,811

BURTECH ACQUISITION CORP [Member]
Income Taxes
NOTE 8. INCOME TAX
The Company’s net deferred tax assets (liability) at December 31, 2023 and 2022 are as follows:

	December 31, 2023	December 31, 2022
Deferred tax assets (liability)
Organizational costs/Startup expenses	$475,133	$287,868
Federal Net Operating loss	—	—

Total deferred tax assets (liability)	475,133	287,868
Valuation allowance	(475,133)	(287,868)

Deferred tax assets (liability), net of allowance	$—	$—

The income tax provision for the year ended December 31, 2023 and 2022 consists of the following:

	December 31, 2023	December 31, 2022
Federal
Current	$1,027,644	$791,758
Deferred	(187,264)	(274,031)
State
Current	—	—
Deferred	—	—
Change in valuation allowance	187,264	274,031

Income tax provision	$1,027,644	$791,758

As of December 31, 2023 and 2022, the Company had $0, respectively, of U.S. federal operating loss carryovers available to offset future taxable income, which do not expire.
In assessing the realization of the deferred tax assets (liability), management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets (liability) is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets (liability), projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets (liability) and has therefore established a full valuation allowance. For the year ended December 31, 2023, the change in the valuation allowance was $187,264. For the year ended December 31, 2022, the change in the valuation allowance was $274,031.
The Company’s effective tax rate was 43.4% and 32.1% for the year ended December 31, 2023 and 2022, respectively. The effective tax rate differs from the statutory tax rate of 21% due to the valuation allowance on the deferred tax assets and deductibility of penalties on tax obligations.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2023 and 2022 is as follows:

	December 31, 2023	December 31, 2022
Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	0.0%	0.0%
Transaction Costs	14.3%	0.0%
Fines and Penalties	0.2%	0.0%
Change in valuation allowance	7.9%	11.1%

Income tax provision	43.4%	32.1%

The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination since inception.